Net Loss Per Common Share (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Schedule of Securities Excluded from Computation of Diluted Loss Per Share

Securities excluded from the calculation of diluted loss per share are shown in the chart below:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Common stock warrants	—	—	238
Outstanding options to purchase common stock	1,903	1,921	1,957
Conversion of the Convertible Notes	1,216	2,500	2,500